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                                   SECURITIES AND EXCHANGE COMMISSION
                                                      Washington, D.C. 20549

                                                             FORM N-CSR

                                        CERTIFIED SHAREHOLDER REPORT
                  OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   Investment Company Act file number 811-04750
                                                                                           -------------

                                            Fenimore Asset Management Trust
              - ------------------------------------------------------------------------------
                                   (Exact name of registrant as specified in charter)

                                                    384 North Grand Street
                                                           P.O. Box 399
                                               Cobleskill, New York 12043
           - ------------------------------------------------------------------------------
                                (Address of principal executive offices) (Zip code)

                                                    Thomas O. Putnam
                                       Fenimore Asset Management Trust
                                              384 North Grand Street
                                          Cobleskill, New York 12043
       - ------------------------------------------------------------------------------
                                   (Name and address of agent for service)

                Registrant's telephone number, including area code: 1-800-453-4392
                                                                                              ------------------

                                    Date of fiscal year end: December 31
                                                                      ---------------

                                 Date of reporting period: December 31, 2010
                                                                 ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).
The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,
NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

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Item 1. Reports to Stockholders.
The annual report to stockholders is filed herewith.

annual2010

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                                                              VALUE FUND EQUITY-INCOME FUND
                                                           Investor Share Class and Advisor Share Class
                                                                              ANNUAL REPORT
                                                                               December 31, 2010

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                                         Table of Contents

Chairman's Commentary	1
FAM Value Fund	3
Letter to Shareholders	3
Performance Summary	7
Portfolio Data	9
Expense Data	10
Statement of Investments	12
Statement of Asset and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	29
Investment Advisor Contract Renewal Disclosure	30
FAM Equity-Income Fund	34
Letter to Shareholders	34
Performance Summary	38
Portfolio Data	40
Expense Data	41
Statement of Investments	43
Statement of Assets and Liabilities	48
Statement of Operations	49
Statement of Changes in Net Assets	50
Notes to Financial Statements	51
Report of Independent Registered Public Accounting Firm	59
Investment Advisor Contract Renewal Disclosure	60
Information About Trustees and Officers	64
Definition of Terms	66
Supplemental Information	68

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

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Chairman's Commentary
December 31, 2010

Dear Fellow Shareholder:

Perennially, as the calendar turns to the New Year most investment managers, either out of tradition or perhaps expectation, pen a letter to their investors with bold prognostications. This obsession with the "outlook" for the New Year has been a rite on Wall Street for as long as we can remember. Recently, Barron's, the Dow Jones publication, featured a five-page spread on numerous financial predictions for the upcoming year. The article highlighted several Wall Street strategists and their forecasts for numerous indices ranging from stock prices and economic growth, to interest rates and currencies. We agree with Mr. Buffett's quote - predictions are not much use and are many times wrong. Given the notorious lack of clarity in the financial industry's proverbial crystal ball, we will spare you our speculations for 2011!

"The only value of stock forecasters is to make fortune tellers look good." - Warren Buffett

At the same time, we call your attention to a number of healthy, established trends that are currently in place and that we expect to continue in the New Year.

The Economy is Getting Better
Lawyers know that in order to win a case they must show that a preponderance of the evidence supports their argument. We submit that the evidence is in - the economy bottomed about 18 months ago and is on a slow, persistent march forward. The evidence includes: growth in GDP (gross domestic product) for six straight quarters, increased automobile sales, rising trends in industrial production, improved retail sales, and the creation of more than one million jobs during the last 11 months. The dampers on the good news from corporate America are the continual challenges on Main Street. The real estate market is struggling with poor home sales and the unemployment rate remains stubbornly high. While the economy is working through these issues slowly but surely, they will likely continue to impede the recovery to some degree in 2011. When this will change is impossible to predict.

Corporate Profits are Very Strong
2010 was an excellent year for American corporations. In fact, the consensus for 2010 earnings growth is projected to be 28%. If these estimates hold up, 2010 will be the second-best year of profits for companies comprising the S&P 500 since 1988! In addition to near-record profits, corporations have all-time high levels of cash on their balance sheets. While we see a variety of numbers in the press, it is safe to say that businesses now have more than $1 trillion to deploy for the benefit of their shareholders. This cash hoard at the corporate level could be deployed in many different ways. Among the various uses of cash, we prefer to see companies: paying dividends, reducing debt, increasing business expansion, and/or repurchasing outstanding stock.

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Chairman's Commentary

Mergers & Acquisitions (M&A)
Management teams have been very active buying other businesses. We are observing a pick-up in merger activity and many of our holdings have been involved in buying other companies to increase shareholder value. Our most successful acquirers this year include: Bank of the Ozarks, Brown & Brown, Mednax, and Protective Life. There is a great deal of interest from corporate investors in the areas of energy, technology, and, most recently, regional banks. We own stock in strong companies in each of these three areas that could benefit significantly from M&A in 2011.

It was a solid year for the stock market and a very good year for FAM Funds. The businesses that you own shares of through FAM Funds are profitable, conservatively financed, and managed by some terrific leadership teams. These are some of the attributes that are key components to help drive fundamental growth at the company level and ultimately increase a stock's value. Remember, as a business grows, wealth is created for its shareholders - especially over the long term.

Thank you for your trust and business in 2010. On behalf of the entire FAM Funds team, we wish you and yours a happy, healthy, and prosperous New Year.

Sincerely,

Thomas O. Putnam
Chairman
Fenimore Asset Management, Inc.

Research Team
Andrew F. Boord
John D. Fox, CFA
Kevin Gioia
Paul C. Hogan, CFA
Marc Roberts

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FAM Value Fund

Dear Fellow FAM Value Fund Shareholder:

At December 31, 2010, the net asset value of the Investor Class of the FAM Value Fund was $45.34. This represents an increase of +17% from the beginning of the year. For comparison, the S&P 500 Index increased +15% and the Russell 2000 Index increased +27%.

2010 in Review
2010 was a good year for investors of all kinds. If you owned bonds, gold, real estate (REITS), or stocks you had a positive return for the year. While the year was a winner overall, there were some ups and downs. The market was up almost 9% by the end of April, but was rocked by events in Europe. Government budget problems in Greece set off a debt crisis in the Eurozone and sent stocks down as much as 17% from peak to trough. This time period also included a harrowing day in May called the "Flash Crash" which sent the Dow Jones Industrial Average down more than 900 points at one point. Despite these gyrations, the stock market had a strong second half of the calendar year leading to good gains for 2010.

Portfolio Activity
Given the increase in stock prices during the year and the fact that prices are at two-year highs, we were net sellers of stocks in 2010. We sold our entire positions in AmSurg, Cognex, General Electric, International Speedway Corporation, Kaydon Corporation, and Martin Marietta Materials.

We purchased three new ideas during the year: Bank of the Ozarks, Digital River, and Strayer Education.

Bank of the Ozarks is an Arkansas-based bank that serves a number of fast growing markets in the Southeast. The CEO, George Gleason, has been leading the company for more than 20 years and has an excellent record. The bank has a strong capital position, above average profitability, and good credit quality. The company has also been an active acquirer of struggling banks completing three deals in 2010.

Digital River is a technology company that provides retailers with a way to sell their products via the Internet. Digital River's software works behind the scenes on retail websites for companies such as Microsoft and Philips Electronics. We purchased the stock at a valuation equal to a little more than two times the cash on the balance sheet. The company has more than $400 million in cash, minimal debt, and is growing its core sales at a double-digit rate.

Strayer Education is the parent company for Strayer University. Strayer University is an accredited college offering bachelors and masters degrees. The university is designed to be user-friendly for adults who want to advance their education while continuing to work full-time.

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FAM Value Fund

Strayer has campuses in 20 states and also offers courses online. The stock declined 35% earlier in the year which provided us an attractive entry point in the fourth quarter.

Performance Detail
To reiterate, it was a good year for the stock market. As of December 31, 2010, the Fund owned 19 stocks that provided a total return of at least 20% for the year and held only four stocks with a negative total return. Of the poorer performing stocks, the losses were relatively small.

Best Performers
Our best performing stock on a dollar-weighted basis was Brown & Brown (+35%) which contributed $11 million to the value of the Fund for the year. Brown & Brown is an insurance broker that sells insurance to middle market companies. After many years of good performance, Brown & Brown had struggled for the past three years ending in 2009. The twin headwinds of declining insurance premium rates and a severe economic recession made it difficult for Brown & Brown to grow its profits. In 2010, we saw signs of life as sales and earnings began to grow again. This resumption of growth after three years of earnings declines was received positively by the market and the stock had an excellent year.

The second best performing stock was YUM! Brands (+43%), a gain of $9 million to the Fund. YUM! Brands is a global restaurant company with three well-recognized brands - KFC, Pizza Hut, and Taco Bell. YUM! is a leader in international restaurant locations with a fast growing business in China and other Asian nations.

The third best performer was Brookfield Asset Management (+52%), an increase of $8 million to the Fund's value. Brookfield is a global asset manager focused on property, renewable power, and infrastructure assets with more than $100 billion of assets under management. The management of Brookfield, led by CEO Bruce Flatt, executed a number of bargain purchases from distressed sellers during the financial crisis and distinguished itself. They made significant acquisitions of global transportation assets and were a major participant in the reorganization of the shopping mall company, General Growth Properties.

Worst Performers

Our worst performer on a dollar-weighted basis was AmSurg Corporation (-5%) which declined in value by $3 million. The company name stands for ambulatory surgery which is performed in its stand-alone surgery centers. The stock declined in tandem with the company's diminishing earnings per share. We sold our entire position in the stock due to the disappointing earnings and long-term concerns about government reimbursement rates for the procedures performed at AmSurg centers.

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FAM Value Fund

The second worst performer was EOG Resources (-5%) which lost $1.3 million in value. EOG is an energy producer with significant oil and gas assets in the United States, Canada, China, and Trinidad. After many years as a natural gas producer, the company is transitioning into a large oil producer. The price of oil is significantly higher than natural gas and we think it is a positive move for the company. In addition, EOG has operated with one of the best balance sheets and returns on capital in their peer group. We expect that management will be successful in turning EOG into an excellent oil-focused company.

Our Investment Strategy
The Fund seeks to invest in businesses that have solid balance sheets and significant cash profits. We like strong balance sheets because it allows companies to play offense. A business with a weak balance sheet has to look over its shoulder and worry about the next debt payment, but with a strong balance sheet it can be opportunistic. We like cash profits because a management's proper use of cash flow creates value for its stockholders.

Within the Value Fund, there are numerous examples of the appropriate use of cash to generate value for stockholders. We would like to share some of these and outline how these businesses are using their cash profits to increase the intrinsic value per share and ultimately their stock prices.

Dividends
Dividends are a great use of cash because the money is paid directly to the owner of the stock. The Fund currently invests in 11 companies that have increased their dividends each of the last five years. In addition, there are three companies that paid a special dividend in 2010: Federated Investors, Heartland Express, and Knight Transportation. Dividends are real cash that goes directly into the shareholder's pocket. Who doesn't like receiving a dividend check?

Stock Buyback
A thoughtful, appropriately priced stock buyback can be an excellent use of cash and increase a company's intrinsic value per share. For example, during the first nine months of 2010, White Mountains Insurance Group repurchased 6% of the shares outstanding at a significant discount to its book value. This action makes the remaining shares more valuable. Other holdings with significant stock buyback include Patterson Companies, Ross Stores, and Zebra Technology; each business has bought back more than 10% of the outstanding shares over the last three years.

Acquisitions
Mergers and acquisitions can be a great use of cash flow if management is intelligent and disciplined in pricing acquisitions. 2010 was a terrific year for our holdings that acquired other businesses. Some highlights include Brown & Brown which completed 19 acquisitions

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FAM Value Fund

adding more than $70 million of new revenue. Mednax completed 13 deals adding to both of its business segments. Protective Life announced two large acquisitions that will be completed in 2011. Finally, Markel Corporation purchased an insurance company which may add up to $150 million of new premiums next year as well as a number of investments for its private equity portfolio. These deals should add considerably to earnings and return on equity in 2011.

Remember, stocks represent ownership in real companies. While we have challenges ahead, stable businesses will endure as they innovate, prosper, and grow. Companies that have strong financials, sustainable competitive advantages, solid management teams, and reasonable valuations will continue to be attractive investments over the long term.

Thank you for investing with us in the FAM Value Fund.

Sincerely,

John D. Fox,CFA     Thomas O. Putnam
Co-Manager             Co-Manager

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FAM Value Fund - Performance Summary

Annual Total Investment Returns:

JANUARY 2, 1987 TO December 31, 2010
FAM VALUE FUND
	INVESTOR SHARES	ADVISOR SHARES-	RUSSELL 2000 INDEX	S&P 500 INDEX
FISCAL YEAR	TOTAL RETURN		TOTAL RETURN	TOTAL RETURN
1987	-17.40%	-	-8.77%	5.25%
1988	35.50%	-	24.89%	16.61%
1989	20.32%	-	16.24%	31.69%
1990	-5.36%	-	-19.50%	-3.11%
1991	47.63%	-	46.05%	30.47%
1992	25.08%	-	18.42%	7.60%
1993	0.21%	-	18.90%	10.06%
1994	6.82%	-	-1.82%	1.31%
1995	19.71%	-	28.44%	37.53%
1996	11.23%	-	16.54%	22.95%
1997	39.06%	-	22.37%	33.35%
1998	6.19%	-	-2.55%	28.58%
1999	-4.84%	-	21.26%	21.04%
2000	19.21%	-	-3.03%	-9.10%
2001	15.07%	-	2.49%	-11.88%
2002	-5.33%	-	-20.48%	-22.09%
2003	24.98%	12.99%	47.25%	28.67%
2004	16.86%	15.91%	18.33%	10.88%
2005	5.56%	4.62%	4.55%	4.91%
2006	8.73%	7.96%	18.37%	15.79%
2007	-0.79%	-1.91%	-1.57%	5.49%
2008	-28.68%	-30.19%	-33.79%	-37.00%
2009	22.18%	22.01%	27.17%	26.46%
2010	17.02%	16.65%	26.85%	14.76%

-FAM Value Fund Advisor Shares were launched on July 1, 2003.

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FAM Value Fund - Performance Summary

The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Value Fund, since inception of January 2, 1987, as compared with the growth of the Standard & Poor's 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FAM VALUE FUND, THE S&P 500 INDEX AND THE RUSSELL 2000 INDEX
JANUARY 2, 1987 TO December 31, 2010
	FAM VALUE FUND
	INVESTOR SHARES	ADVISOR SHARES*	RUSSELL 2000 INDEX	S & P 500 INDEX
FISCAL YEAR	TOTAL RETURN		TOTAL RETURN	TOTAL RETURN
1987	-17.40%	-	-8.77%	5.25%
1988	35.50%	-	24.89%	16.61%
1989	20.32%	-	16.24%	31.69%
1990	-5.36%	-	-19.50%	-3.11%
1991	47.63%	-	46.05%	30.47%
1992	25.08%	-	18.42%	7.60%
1993	0.21%	-	18.90%	10.06%
1994	6.82%	-	-1.82%	1.31%
1995	19.71%	-	28.44%	37.53%
1996	11.23%	-	16.54%	22.95%
1997	39.06%	-	22.37%	33.35%
1998	6.19%	-	-2.55%	28.58%
1999	-4.84%	-	21.26%	21.04%
2000	19.21%	-	-3.03%	-9.10%
2001	15.07%	-	2.49%	-11.88%
2002	-5.33%	-	-20.48%	-22.09%
2003	24.98%	12.99%	47.25%	28.67%
2004	16.86%	15.91%	18.33%	10.88%
2005	5.56%	4.62%	4.55%	4.91%
2006	8.73%	7.96%	18.37%	15.79%
2007	-0.79%	-1.91%	-1.57%	5.49%
2008	-28.68%	-30.19%	-33.79%	-37.00%
2009	22.18%	22.01%	27.17%	26.46%
2010	17.02%	16.65%	26.85%	14.76%

This information represents past performance of Investor Shares of the FAM Value Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Value Fund since the inception date of this share class, July 1, 2003, would have changed in value to $14,417 by December 31, 2010.

Average Annual Total Returns as of December 31, 2010
					Life of Fund
	1-Year	3-Year	5-Year	10-Year	(1/2/87)
FAM Value Fund
(Investor Shares)	17.02%	0.66%	1.92%	6.33%	10.25%
(Advisor Shares)-	16.65%	-0.21%	1.02%	N/A	4.99%-
S&P 500 Index	14.76%	-2.94%	2.23%	1.37%	9.56%
Russell 2000 Index	26.85%	2.22%	4.47%	6.33%	9.25%
__________
-FAM Value Fund Advisor Shares were launched on July 1, 2003. The return since inception is 4.99%.
The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FAM Value Fund - Portfolio Data (Unaudited)
As of December 31, 2010

TOP TEN EQUITY HOLDINGS
(% of Total Investments)
Brown & Brown, Inc.	6.1%
Mednax, Inc.	4.9%
White Mountains Insurance Group Ltd	4.6%
Berkshire Hathaway, Inc. - Class A	4.3%
IDEX Corporation	4.1%
John Wiley & Sons, Inc. - Class A	4.0%
YUM! Brands, Inc.	3.6%
Zebra Technologies Corporation - Class A	3.3%
Markel Corporation	3.3%
Brookfield Asset Management, Inc. - Class A	3.3%

COMPOSITION OF TOTAL INVESTMENTS
Property & Casualty Insurance	12.3%
Machinery & Equipment	8.4%
Transportation	6.1%
Insurance Agency	6.1%
Banking	5.5%
Health Care Services	5.1%
Retail Stores	4.7%
Publishing	4.0%
Restaurants	3.6%
Investment Management	3.6%
Electronic Equipment	3.3%
Real Estate Development	3.2%
Life Insurance	2.7%
Oil & Gas Exploration	2.7%
Diversified Manufacturing	2.6%
Automotive	2.6%
Diversified Healthcare	2.5%
Media	2.2%
Other	9.3%
Money Market Fund	9.5%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

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FAM Value Fund - Expense Data (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (7/1/2010 to 12/31/2010).

Actual Expenses

Lines (A) and (B) of the following table provide information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
Lines (C) and (D) of the following table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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FAM Value Fund - Expense Data (Unaudited)

SIX MONTHS ENDED December 31, 2010
		Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period

	Ongoing Costs Based on Actual Fund Return
A.	Investor Share Class	$1,000.00	$1,175.00	$ 6.74-
B.	Advisor Share Class	$1,000.00	$1,177.80	$12.41--

	Ongoing Costs Based on Hypothetical 5% Yearly Return
C.	Investor Share Class	$1,000.00	$1,018.80	$ 6.26-
D.	Advisor Share Class	$1,000.00	$1,013.61	$11.47--

-Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.23%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

--Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.23%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

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FAM Value Fund - Statement of Investments
December 31, 2010

	SHARES	VALUE
COMMON STOCKS (90.5%)
Automotive (2.6%)
CarMax, Inc.- - specialty retailer of used cars and light-trucks in the United States	600,000	$ 19,128,000

Banking (5.5%)
Bank of the Ozarks, Inc. - holding company that provides a range of retail and commercial banking services in the Southeast	126,500	5,483,775

M&T Bank Corporation - bank holding company that provides commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	75,000	6,528,750

SCBT Financial Corporation . provides banking services to individual and corporate customers in the Carolinas	103,700	3,396,175

TCF Financial Corporation - holding company that offers various banking services throughout the United States	1,302,163	19,285,034

Westamerica Bancorporation - provides banking services to individual and corporate customers in northern and central California	113,100	6,273,657 40,967,391

Commercial Services (1.2%)
McGrath RentCorp . modular building and electronic test equipment rentals, subsidiary classroom manufacturing	347,000	9,098,340

Computer Software & Services (0.4%)
Micros Systems Inc.- . provides software and hardware technology solutions for the hospitality industry	65,000	2,850,900

See Notes to Financial Statements.

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FAM Value Fund - Statement of Investments continued
December 31, 2010

	SHARES	VALUE
Diversified Healthcare (2.5%)
Johnson & Johnson - manufactures and sells various products in the health care field	305,000	$ 18,864,250

Diversified Manufacturing (2.6%)

Illinois Tool Works, Inc. - manufactures engineered products such as plastic and metal components and fasteners and specialty systems which consist of machinery and consumable products	359,950	19,221,330

Education Services (1.0%)

Strayer Education, Inc. - provides various academic programs through traditional classrooms and Internet	49,105	7,474,763
Electronic Commerce Distribution (1.1%)
Digital River, Inc.- - provides outsourced e-commerce solutions worldwide	250,000	8,605,000

Electronic Equipment (3.3%)
Zebra Technologies Corp. - Class A- - designs, manufactures and supports bar code label printers	648,502	24,636,591

Health Care Distribution (1.8%)
Patterson Companies, Inc. - operates as a distributor serving dental, companion-pet veterinarian, and rehabilitation supply markets in the United States and Canada	435,000	13,324,050

Health Care Equipment/Devices (1.9%)
Stryker Corp. - operates a medical technology company offering Orthopedic Implants and MedSurg Equipment	266,000	14,284,200

See Notes to Financial Statements.

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FAM Value Fund - Statement of Investments continued
December 31, 2010

	SHARES	VALUE
Health Care Services (5.1%)
Laboratory Corp. of America Holdings- . operates as an independent clinical laboratory company in the United States	17,000	$ 1,494,640
Mednax, Inc.- - health care services company focused on physician services for newborn, maternal-fetal and other pediatric subspecialty care	545,700	36,720,153 38,214,793

Home Furnishings (0.7%)
Mohawk Industries, Inc.- - produces floor covering products for residential and commercial applications	88,100	5,000,556

Insurance Agency (6.1%)
Brown & Brown, Inc. - one of the largest independent general insurance agencies in the U.S.	1,879,696	44,999,922

Investment Management (3.6%)
Federated Investors, Inc. - Class B - provides investment management products and services primarily to mutual funds	332,500	8,701,525
Franklin Resources, Inc. - provides investment management and fund administration services as well as retail-banking and consumer lending services	160,000	17,793,600 26,495,125

Life Insurance (2.7%)
Protective Life Corporation - individual and group life/health insurance and guaranteed investment contracts	745,400	19,857,456

See Notes to Financial Statements.

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FAM Value Fund - Statement of Investments continued
December 31, 2010

	SHARES	VALUE
Machinery & Equipment (8.4%)

Donaldson Company, Inc. - designs, manufactures and sells filtration systems and replacement parts	371,200	$ 21,633,536
Graco, Inc. - supplies systems and equipment for the management of fluids in industrial, commercial and vehicle lubrication applications	261,550	10,318,148
IDEX Corporation - manufactures proprietary, highly engineered industrial products and pumps	771,750	30,190,860 62,142,544

Media (2.2%)
Meredith Corporation - magazine publishing and tv broadcasting	466,450	16,162,493

Mining and Construction Machinery (1.2%)
Joy Global, Inc. . manufactures and markets underground mining machinery and surface mining equip- ment for the extraction of coal and other minerals and ores	100,000	8,675,000

Oil and Gas Exploration (2.7%)
EOG Resources, Inc. . engages in the exploration, development, production and marketing of natural gas and crude oil	216,000	19,744,560

See Notes to Financial Statements.

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FAM Value Fund - Statement of Investments continued
December 31, 2010

	SHARES	VALUE
Property and Casualty Insurance (12.3%)
Berkshire Hathaway, Inc. - Class A- - holding company for various insurance and industrial companies	266	$ 32,039,700
Markel Corporation- - sells specialty insurance products	64,850	24,521,730
White Mountains Insurance Group, Ltd. - personal property and casualty, and reinsurance	102,693	34,463,771 91,025,201

Publishing (4.0%)
John Wiley & Sons, Inc. - Class A - publisher of print and electronic products, specializing in scientific, technical professional and medical books and journals	661,700	29,935,308

Real Estate Development (3.2%)
Brookfield Asset Management, Inc. - Class A . asset management holding company that invests in property, power and infrastructure	725,000	24,135,250

Restaurants (3.6%)
YUM! Brands, Inc. - quick service restaurants including KFC, Pizza Hut and Taco Bell	550,600	27,006,930

Retail Stores (4.7%)
Bed Bath & Beyond, Inc.- - national chain of retail stores selling domestic merchandise such as bed linens, bath items, kitchen textiles and home furnishings	345,600	16,986,240
Ross Stores, Inc. - chain of off-price retail apparel and home accessories stores	286,422	18,116,191 35,102,431

See Notes to Financial Statements.

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FAM Value Fund - Statement of Investments continued
December 31, 2010

	SHARES	VALUE
Transportation (6.1%)
Forward Air Corporation - provides surface transportation and related logistics services to the deferred air freight market in North America	589,233	$16,722,433
Heartland Express, Inc. - short-to medium-haul truckload carrier of general commodities	1,333,333	21,359,995
Knight Transportation, Inc. - transportation of general commodities in the U.S.	366,900	6,971,100 45,053,528

Total Common Stocks (Cost $391,520,544)		$672,005,912
TEMPORARY INVESTMENTS (9.5%)
Money Market Fund (9.5%)
AIM Short Term Treasury Fund (0.04%)--	70,405,569	70,405,569
Total Temporary Investments (Cost $70,405,569)		$ 70,405,569
Total Investments (Cost $461,926,113) (100%)		$742,411,481

-Non-income producing securities.
--The rate shown represents the effective yield at 12/31/10.

See Notes to Financial Statements.

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FAM Value Fund
December 31, 2010

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investments in securities at value (Cost $461,926,113)	$742,411,481
Cash	290,878
Dividends and interest receivable	319,265
Receivable for fund shares sold	69,402
Total Assets	743,091,026
Liabilities
Payable for fund shares redeemed	481,288
Accrued investment advisory fee	629,130
Accrued shareholder servicing and administrative fees	90,383
Accrued expenses	137,839
Accrued distribution and service fees	1,255
Total Liabilities	1,339,895
Net Assets
Sources of Net Assets:
Net capital paid in on shares of beneficial interest	$461,229,690
Undistributed net investment income	19,578
Accumulated net realized gains	16,495
Net unrealized appreciation	280,485,368
Net Assets	$741,751,131
Net Asset Value, Offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $.001 par value) Investor Class Shares - based on net assets of $737,211,152 and 16,260,379 shares outstanding	$45.34
Advisor Class Shares - based on net assets of $4,539,979 and 104,323 shares outstanding(a)	$43.52

(a)A 1% redemption fee is imposed upon Advisor shares redeemed within the first
18 months of purchase. See Note 4 in the Notes to the Financial Statements.

See Notes to Financial Statements.

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FAM Value Fund
December 31, 2010

STATEMENT OF OPERATIONS
INVESTMENT INCOME
Income
Dividends	$ 9,828,023
Interest	28,850
Total Investment Income	9,856,873

Expenses
Investment advisory fee (Note 2)	6,853,500
Administrative fee (Note 2)	582,548
Shareholder servicing and related expenses (Note 2)	449,709
Printing and mailing	94,971
Professional fees	135,556
Registration fees	52,164
Custodial fees	85,236
Trustees fees	57,682
Officers fees (Note 2)	38,175
Distribution and Service fees - Advisor Class Shares (Note 2)	43,745
Other	67,300
Total Expenses	8,460,586
Expenses Paid Indirectly (Note 3)	(1,111)
Net Expenses	8,459,475
Net Investment Income	1,397,398

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	9,857,404
Net change in unrealized appreciation of investments	98,340,520
Net Realized and Unrealized Gain on Investments	108,197,924
NET INCREASE IN NET ASSETS FROM OPERATIONS	$109,595,322

See Notes to Financial Statements.

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FAM Value Fund
Years Ended December 31, 2010 and 2009

STATEMENTS OF CHANGES IN NET ASSETS
	2010	2009
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,397,398	$ 796,982
Net realized gain on investments	9,857,404	221,454
Unrealized appreciation of investments	98,340,520	117,946,988
Net Increase in Net Assets From Operations	109,595,322	118,965,424

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,392,952)	(811,542)
Net realized gain on investments
Investor Class	(9,484,271)	-
Advisor Class	(61,081)	-
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 4)	(20,896,319)	(50,961,212)
Total Increase in Net Assets	77,760,699	67,192,670

NET ASSETS:
Beginning of Year	$663,990,432	$596,797,762
End of Year	$741,751,131	$663,990,432
Undistributed net investment income	$ 19,578	$ 15,132

See Notes to Financial Statements.

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FAM Value Fund - Notes to Financial Statements

Note 1. Nature of Business and Summary of Significant Accounting Policies
FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since January 2, 1987 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution and service fee expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America ("GAAP"), followed by the Fund in the preparation of its financial statements.

a) Valuation of Securities
Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in AIM Short Term Treasury Fund are valued at that fund's net asset value.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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FAM Value Fund - Notes to Financial Statements

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2010:

                    Valuation Inputs                                            Investments in Securities

                Level 1 - Quoted prices    Common Stocks            $672,005,912
                                                        Temporary Investments  $ 70,405,569
                Level 2 - Other significant observable inputs           $  -
                Level 3 - Significant unobservable inputs                $ -
                Total                                                                     $742,411,481

During the year ended December 31, 2010 there were no Level 2 or 3 inputs used to value the Fund's net assets. Refer to the Statement of Investments to view securities segregated by industry type.

b) Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the year-ended December 31, 2010 management has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax expense in the current year. Based on the evaluation, management has determined that no liability for unrecognized tax expense is required. Tax years 2007 through present remain subject to examination by U.S. and New York taxing authorities. No examination of the Fund's tax filings is presently in progress.

c) Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d) Other
Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income

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FAM Value Fund - Notes to Financial Statements

is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates
Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2010 to 0.95% of the Fund's average daily net assets in excess of $1 billion. No such waiver was required for the year ended December 31, 2010. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor. The CCO is an officer of the Fund and compensated by the Fund in the amount of $38,175 as well as an officer of the Advisor and compensated additionally by the Advisor.

The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the year ended December 31, 2010 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.28% and 2.28% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the year ended December 31, 2010.

FAM Shareholder Services, Inc. ("FSS"), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.33 per shareholder account. For the year ended December 31, 2010, shareholder servicing agent fees paid to FSS amounted to $449,709. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.085% on the first $750,000,000 of the Fund's average daily net assets, and 0.075% thereafter. For the year ended December 31, 2010, Fund administrative fees amounted to $582,548.

Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.

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FAM Value Fund - Notes to Financial Statements

Note 3. Indirect Expenses
The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest bearing custody account. For the year ended December 31, 2010, these arrangements reduced the Fund's custodian fees by $1,111.

Note 4. Shares of Beneficial Interest
At December 31, 2010 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the years ended December 31, 2010 and 2009, redemption fees amounted to $1 and $363, respectively, and were credited to paid-in capital. Transactions were as follows:

	YEAR ENDED 12/31/10		YEAR ENDED 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Investor Class	1,005,347	$ 41,988,442	2,694,601	$ 83,571,955
Advisor Class	1,298	51,230	2,338	68,374
Shares issued on
reinvestment of distributions
Investor Class	232,077	10,591,998	19,796	787,875
Advisor Class	1,325	58,091	-	-
Shares redeemed
Investor Class	(1,753,362)	(73,032,090)	(4,327,661)	(134,600,528)
Advisor Class	(13,851)	(553,990)	(25,370)	(788,888)
Net Decrease from Investor Class
Share Transactions	(515,938)	$(20,451,650)	(1,613,264)	$(50,240,698)
Net Decrease from Advisor Class
Share Transactions	(11,228)	$ (444,669)	(23,032)	$ (720,514)

Note 5. Investment Transactions
During the year ended December 31, 2010, purchases and sales of investment securities, other than short-term obligations were $31,730,201 and $78,657,280, respectively. The cost of securities for federal income tax purposes is the same as shown in the statement of investments.

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FAM Value Fund - Notes to Financial Statements

Note 6. Income Taxes and Distribution to Shareholders
The components of accumulated income/losses on a tax basis at December 31, 2010 were as follows:

Undistributed ordinary income	$19,578
Undistributed long-term capital gain	$16,495

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes of $461,926,113, was as follows;

Unrealized appreciation	$289,332,673
Unrealized depreciation	(8,847,305)
Net unrealized appreciation	$280,485,368

The tax composition of dividends and distributions paid to shareholders for the years ended
December 31, 2010 and 2009 were as follows:

	2010	2009
Ordinary income	$ 1,392,952	$811,542
Long-term capital gain	9,545,352	-
	$10,938,304	$811,542

Note 7. Line of Credit
FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $125,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2011, when any advances are to be repaid. During the year ended December 31, 2010, no amounts were drawn from the available line.

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FAM Value Fund - Notes to Financial Statements

Note 8. Commitments and Contingencies
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, the Fund expects the risk of loss to be remote.

Note 9. New Accounting Pronouncement
In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures.

Note 10. Subsequent Events
Management has evaluated subsequent events through the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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FAM Value Fund - Notes to Financial Statements

Note 11. Financial Highlights

FAM VALUE FUND - INVESTOR CLASS SHARES
Per share information		Years Ended December 31,
(For a share outstanding throughout the year)	2010	2009	2008	2007	2006
Net asset value, beginning of year	$39.32	$32.22	$45.42	$49.65	$48.00
Income/Loss from investment operations:
Net investment income1	0.09	0.05	0.18	0.25	0.24
Net realized and unrealized gain/(loss) on investments	6.61	7.10	(13.21)	(0.66)	3.96
Total from investment operations	6.70	7.15	(13.03)	(0.41)	4.20
Less distributions:
Dividends from net investment income	(0.09)	(0.05)	(0.17)	(0.25)	(0.31)
Distributions from net realized gains	(0.59)	-	-2	(3.57)	(2.24)
Return of capital	-	-	-2	-	-
Total distributions	(0.68)	(0.05)	(0.17)	(3.82)	(2.55)
Change in net asset value for the year	6.02	7.10	(13.20)	(4.23)	1.65
Net asset value, end of year	$45.34	$39.32	$32.22	$45.42	$49.65
Total Return	17.02%	22.18%	(28.68)%	(0.79)%	8.73%

Ratios/supplemental data
Net assets, end of year (000)	$737,211	$659,621	$592,504	$871,090	$1,042,174

Ratios to average net assets of:
Expenses	1.23%	1.26%	1.24%	1.19%	1.18%
Net investment income	0.21%	0.14%	0.44%	0.45%	0.49%
Portfolio turnover rate	5.08%	7.55%	12.60%	8.74%	17.53%

1Based on average shares outstanding.
2Per share amount is less than $0.005.

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FAM Value Fund - Notes to Financial Statements
 Note 11. Financial Highlights (continued)
FAM VALUE FUND - ADVISOR CLASS SHARES
Per share information		Years Ended December 31,
(For a share outstanding throughout the year)	2010	2009	2008	2007	2006
Net asset value, beginning of year	$37.81	$30.99	$44.39	$48.91	$47.37
Income/Loss from investment operations:
Net investment loss-	(0.31)	(0.28)	(0.22)	(0.28)	(0.25)
Net realized and unrealized gain (loss) on investments	6.61	7.10	(13.18)	(0.67)	4.03
Total from investment operations	6.30	6.82	(13.40)	(0.95)	3.78
Less distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from net realized gains	(0.59)	-	-	(3.57)	(2.24)
Total distributions	(0.59)	-	-	(3.57)	(2.24)
Change in net asset value for the year	5.71	6.82	(13.40)	(4.52)	1.54
Net asset value, end of year	$43.52	$37.81	$30.99	$44.39	$48.91
Total Return	16.65%	22.01%	(30.19)%	(1.91)%	7.96%

Ratios/supplemental data
Net assets, end of year (000)	$4,540	$4,369	$4,294	$7,591	$8,494

Ratios to average net assets of:
Expenses	2.23%	2.26%	2.24%	2.19%	2.18%
Net investment loss	(0.79)%	(0.86)%	(0.56)%	(0.55)%	(0.51)%
Portfolio turnover rate	5.08%	7.55%	12.60%	8.74%	17.53%

-Based on average shares outstanding.

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FAM Value Fund - Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fenimore Asset Management Trust and Shareholders of FAM Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of FAM Value Fund, a series of shares of beneficial interest of Fenimore Asset Management Trust, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006 have been audited by other auditors, whose report dated February 1, 2007, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FAM Value Fund, as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 15, 2011

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FAM Value Fund (Unaudited)

Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreements (the "Agreements") with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to renew the Agreements between the Funds and the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board's consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board engaged in a thorough review process to determine whether or not to continue the Agreements with the Advisor. After receiving the materials they had requested to assist them with their review, the Board had a preliminary meeting by conference call on November 12, 2010, with representatives of the Advisor in order to discuss the proposed continuation of the Agreements and to review the materials that had been presented. The Board then requested certain additional information which the Advisor provided and the Board also met separately on November 17, 2010 and then with representatives of the Advisor on two occasions on November 17 and 18, 2010 prior to their required in-person meeting in order to further consider and discuss the proposed continuation of the Agreements.

The Board then met to consider the continuation of the Agreements at an in-person meeting of the Board held on November 18, 2010. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from

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FAM Value Fund - (Unaudited)

time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management's stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on "value investing" which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as "growth investing." The Board also took into consideration the Advisor's stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it was beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that the Advisor has been able to achieve favorable long-term performance results for the Funds and when performance is adjusted for risk, it shows even more favorable results.

The Board also took note of the long-term relationship between the Advisor and the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of the Funds since the inception of each of the Funds. In connection with this, the Board took note of the fact that Thomas Putnam, the Chairman and founder of the Advisor and the co-manager of each of the Funds, has been advising each of the Funds since their inception, during which time the Funds have experienced favorable long-term investment results on a comparative basis. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds and their portfolios.

In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services noting that they were of a high caliber. The Board considered that the Funds receive administrative and accounting services from an affiliate of the Advisor, FAM Shareholder Services, Inc. ("FSS"), and the Board reviewed the fees paid to FSS and the services provided to the Funds and their shareholders by FSS during the past year and determined that the fees were fair and reasonable and that the services provided are useful and beneficial to the ongoing operations of the Funds given that the services provided by FSS are separate and distinct services apart from the investment advisory services provided to the Funds by the Advisor. The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., ("FSI"), and the Board reviewed the distribution related services provided by FSI, the distribution fees

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FAM Value Fund (Unaudited)

received by FSI in connection with its distribution of the Advisor Class of shares of the Funds, and they determined that the fees were fair and reasonable and that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds.

The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board also took note of the fact that the Advisor bears the costs associated with the Funds' participation in various "mutual fund supermarket" programs out of its own resources, noting that this is beneficial to the Funds because it allows them to be held by a wide array of shareholders in a convenient manner. The Board also considered the extent to which the Advisor uses its own resources to support sales and marketing efforts on behalf of the Funds. In reviewing the profitability of the Advisor relating to its management of the Funds, the Board reviewed the level of profitability taking into consideration these various marketing expenses that are borne directly by the Advisor and they considered the level of profitability both before and after the impact of these marketing costs.

The Board reviewed the Advisor's brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that the Advisor does not have any express arrangements in place with respect to "soft dollar" arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services. With respect to the Advisor's brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

The Board also considered information regarding the fees that the Advisor charges other clients, including privately managed accounts and a privately offered investment fund, for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds' fees were reasonable when compared to the relevant circumstances of the types of accounts involved.

In connection with the Board's consideration of the ways in which economies of scale are reflected with respect to the Agreements, the Board took note of the fact that the Advisor has, since January 1, 2005, maintained voluntary expense limitation arrangements with the Funds pursuant to which the investment advisory fees payable to the Advisor by each of the Funds is reduced on assets in excess of $1 billion from the stated contractual rate of 1.00% of the average daily net assets of each respective Fund to 0.95% of the average daily net

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FAM Value Fund (Unaudited)

 assets of those assets in each Fund in excess of $1 billion, and it was further noted by the Board that the Advisor had agreed to extend the term of the voluntary expense limitation agreements for the one-year period from January 1, 2011 through December 31, 2011. This limitation on the amount of the investment advisory fees payable under the Agreements is in addition to the contractual arrangement in place with respect to each of the Funds pursuant to which the Advisor has previously agreed to limit the total operating expenses of each class of shares of the Funds and is reviewed by the Board each year in connection with the further continuation of the Agreements. The Board discussed with the Advisor the nature and extent of the current expense limitation arrangements that are applicable to the Funds and it was determined that it was advisable to continue to maintain these expense limitation arrangements at their current levels.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long-term basis, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds, as well as the Advisor's willingness to enter into agreements to reduce the overall operating expenses of the Funds and the investment advisory fees payable by the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds and the investment advisory fees payable by the Funds as considered and approved at the meeting.

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FAM Equity-Income Fund

Dear Fellow Equity-Income Fund Shareholder:

2010 was a good year for investors in the Fund. Highlights include:

- The Investor Class of the FAM Equity-Income Fund posted a 17.5% return for 2010 on top of a 21.4% return in 2009.
- The Fund 10-year return is more than two-thirds higher than the average return in the Lipper Equity Income Category.
- Zero realized capital gains passed on to shareholders for the third consecutive year.
- Dividends paid to shareholders increased by 44% in 2010, this excludes special dividends in both 2009 and 2010. Including special dividends, dividends paid to shareholders increased by 112% in 2010.

Despite "market experts" forecasting gloom and doom, this is our second consecutive year of strong results following the financial crisis of 2008. Lipper ranks the Fund in the top 22% of all equity income funds for one year, top 17% for three years, and top 13% for 10 years (see table).

As of 12/31/10	1 Year	3 Year	5 Year	10 Year
FAM Equity-Income Fund, Investor Class	17.47%	0.40%	0.78%	5.94%
Lipper Equity Income Category Average	15.01%	-2.10%	3.06%	3.48%
Lipper Percentile Rank in Category	22.00%	17.00%	87.00%	13.00%

Source: Lipper

The most meaningful numbers in the table are the returns for the equity income category since this translates into how much the investor made during the specific time periods. Over the last 10-year period, the return on the FAM Equity-Income Fund is more than two-thirds higher than the 3.48% average return for funds in the category. For the last three years the Fund had a positive return compared to a negative return for the category. The one number where the Fund fared poorly was the 5-year period. We attribute this to not owning the large financial and real estate companies that did so well leading up to the financial crisis, but actually collapsed later. Additionally, the FAM Equity-Income Fund wasn't invested in the energy sector when oil hit new highs in 2007 and 2008; however, we took advantage of buying opportunities during the downturn to build an energy position.

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FAM Equity-Income Fund

Dividends
According to Standard & Poors 500 Index research, dividends have contributed approximately one-third of total investment returns to the index since 1926. In other words, dividends are very important to overall investment returns. These cash dividends provide some stability of returns during turbulent markets and in some cases are the difference between making and losing money. That is why many investors like dividends.

The Fund seeks to invest in companies that generate strong cash flow in excess of what is required to be reinvested back into the business. The money is then available to be paid to shareholders as dividends.

Many of these corporations tend to pay above-average dividends and grow them over time. The following table highlights the dividend characteristics of the FAM Equity-Income portfolio of companies along with the S&P 500 Index and Treasuries.

As of 12/31/10	Dividend Yield (Treasury Yield)	5-Year Dividend Growth
FAM Equity-Income Fund	2.60%	+10%
S&P 500 Index	1.80%	-2%
2-Year Treasury Note	0.75%	NA
5-Year Treasury Note	2.16%	NA

Source: Baseline

There are two important takeaways from this table. First, the dividend yield on the FAM Equity-Income Fund portfolio is considerably higher than the S&P 500 Index. Compared to another investment option, the Fund's portfolio yield is also considerably higher than the 2- and 5-year Treasury Notes while also offering the potential for capital appreciation. Second, the businesses represented in the Fund have increased the dividends paid to shareholders by 10% during the last five years while the dividends of the S&P 500 Index have suffered cuts. Further, over the past year alone, more than 60% of the companies in the Fund increased their dividends.

During the year, OneBeacon Insurance and Heartland Express each paid special dividends to shareholders and this accounted for a meaningful portion of the dividend increase over the Fund's previous year. These special dividends were in addition to their regular quarterly

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FAM Equity-Income Fund

dividends and will not reoccur which means that the dividends the Fund pays out next year will likely be lower. At the same time, many of the Fund's holdings have substantial cash balances that are growing due to strong operating results. Under these conditions and looking at history, we think that businesses may increase dividends or pay a special dividend.

In summary, we believe that a portfolio consisting of high quality companies paying significant dividends and growing them will do very well over time.

Best and Worst Performing Companies
The best performing company on a dollar-weighted basis was Ross Stores (+45.9%) which contributed $1.677 million to the value of the Fund. Ross is an off-price retail store and benefited from consumers trading down during the recession. Management also deserves credit for positioning the stores well and executing their strategy. The company is expected to post 26% earnings growth this year (January 2011 fiscal year) on top of 53% earnings growth last year. Additionally, management continues to buy back a large number of shares with their free cash flow and increased the dividend by 45% in 2010. Ross Stores is the second largest weighted holding in the Fund.

The next best performing company was Donaldson (+35.5%), contributing $1.398 million to the value of the Fund. Donaldson makes filters that go into heavy equipment, road tractors, and industrial air filtration housings; they even make tiny filters that go into notebook computer disk drives. The company increased earnings 38% in the most recent fiscal year (July 2010) and management expects 2011 to also show strong earnings growth. Donaldson increased its dividend by 7% this year and is the largest weighted holding in the Fund.

The worst performing stock on a dollar-weighted basis was Federated Investors (-1.3%) which declined in value by $0.163 million. While this is only a small loss, we were hopeful that Federated could post better results. Earnings are expected to decline by 22% in 2010 as a result of fee waivers being granted on money market accounts due to artificially low interest rates. We do expect earnings to rebound in 2011. In the meantime, we are collecting a 3.7% dividend yield and the stock trades under 15 times earnings which leaves room for future appreciation.

The second worst performing company was Johnson & Johnson (-0.7%), declining in value by $0.160 million. The stock under performed because expectations for earnings growth diminished throughout the year. J&J has had some problems in their consumer products group which resulted in a number of voluntary product recalls, but we believe management is resolving the issues and earnings can improve in the future. Valuation is also on our side as the stock trades at 13 times earnings. Again, we are getting paid to wait with a 3.5% dividend yield on the stock.

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FAM Equity-Income Fund

Thoughts for 2011
We expect that 2011 will show continued improvement in corporate earnings and cash flow. Also, acquisition activity has multiplied over the past year and we think the trend will continue; this is good for the stock market as it pushes stock prices up. Finally, we believe the U.S. economy will continue to get incrementally stronger despite many of the issues making headlines today.

FAM Funds' focus is on what we can control - investing in good businesses that are well managed and have strong financial positions. This strategy has proven itself throughout all types of markets - the Funds' 10-year return demonstrates this fact. We visit every company we own stock in at least annually and sit down with management to make sure the investment is tracking to our expectations. Our goal is that investors in the Fund earn an adequate return over time while taking below average risk. We also want be certain that the people leading these businesses are honest and ethical. Our people hold themselves to the highest standards of honesty and integrity and expect nothing less from these management teams.

Once again, we thank you for your investment in the Fund. We are working diligently on your behalf.

Sincerely,

Paul C. Hogan       Thomas O. Putnam
Co-Manager          Co-Manager

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FAM Equity-Income Fund - Performance Summary

Annual Total Investment Returns:

APRIL 1, 1996 TO December 31, 2010
	FAM EQUITY-INCOME FUND
	INVESTOR SHARES	ADVISOR SHARES	RUSSELL 2000 INDEX	S&P 500 INDEX
FISCAL YEAR	TOTAL RETURN		TOTAL RETURN	TOTAL RETURN
4/1/96-12/31/96	11.84%	-	10.30%	15.20%
1997	26.90%	-	22.37%	33.35%
1998	4.67%	-	-2.55%	28.58%
1999	-6.98%	-	21.26%	21.04%
2000	17.18%	-	-3.03%	-9.10%
2001	20.79%	-	2.49%	-11.88%
2002	-2.25%	-	-20.48%	-22.09%
2003	20.30%	9.83%	47.25%	28.67%
2004	14.04%	13.05%	18.33%	10.88%
2005	5.75%	4.76%	4.55%	4.91%
2006	6.57%	5.73%	18.37%	15.79%
2007	-3.64%	-4.58%	-1.57%	5.49%
2008	-29.04%	-30.12%	-33.79%	-37.00%
2009	21.43%	20.61%	27.17%	26.46%
2010	17.47%	16.50%	26.85%	14.76%

-FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.

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FAM Equity-Income Fund - Performance Summary

The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Equity-Income Fund, since inception April 1, 1996, as compared with the growth of the Russell 2000 Index and the Standard & Poor's 500 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FAM EQUITY-INCOME FUND, THE RUSSELL 2000 INDEX, AND THE S&P 500 INDEX

APRIL 1, 1996 TO December 31, 2010
	FAM EQUITY-INCOME FUND
	INVESTOR SHARES	ADVISOR SHARES	RUSSELL 2000 INDEX	S & P 500 INDEX
FISCAL YEAR	TOTAL RETURN		TOTAL RETURN	TOTAL RETURN
4/1/96-12/31/96	11.84%	-	10.30%	15.20%
1997	26.90%	-	22.37%	33.35%
1998	4.67%	-	-2.55%	28.58%
1999	-6.98%	-	21.26%	21.04%
2000	17.18%	-	-3.03%	-9.10%
2001	20.79%	-	2.49%	-11.88%
2002	-2.25%	-	-20.48%	-22.09%
2003	20.30%	9.83%	47.25%	28.67%
2004	14.04%	13.05%	18.33%	10.88%
2005	5.75%	4.76%	4.55%	4.91%
2006	6.57%	5.73%	18.37%	15.79%
2007	-3.64%	-4.58%	-1.57%	5.49%
2008	-29.04%	-30.12%	-33.79%	-37.00%
2009	21.43%	20.61%	27.17%	26.46%
2010	17.47%	16.50%	26.85%	14.76%

This information represents past performance of Investor Shares of the FAM Equity-Income Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Equity-Income Fund since the inception date of this share class, July 1, 2003, would have changed in value to $12,855 by December 31, 2010.

Average Annual Total Returns as of December 31, 2010
	1-Year	3-Year	5-Year	10-Year	Life of Fund (4/1/96)
FAM Equity-Income Fund
(Investor Shares)	17.47%	0.40%	0.78%	5.94%	7.44%
(Advisor Shares)-	16.50%	-0.61%	-0.19%	N/A	3.44%-
Russell 2000 Index	26.85%	2.22%	4.47%	6.33%	7.46%
S&P 500 Index	14.76%	-2.94%	2.23%	1.37%	6.50%
__________
-FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003. The return since inception is 3.44%
The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FAM Equity-Income Fund - Portfolio Data (Unaudited)
As of December 31, 2010

TOP TEN EQUITY HOLDINGS
(% of Total Investments)
Donaldson Company, Inc.	5.9%
Ross Stores, Inc.	5.9%
John Wiley & Sons, Inc. - Class A	5.8%
McGrath RentCorp	5.4%
IDEX Corporation	5.1%
Johnson & Johnson	4.4%
Stryker Corporation	4.2%
Xilinx, Inc.	4.2%
Courier Corporation	4.0%
Meredith Corporation	4.0%

COMPOSITION OF TOTAL INVESTMENTS
Machinery & Equipment	11.1%
Publishing	9.7%
Life Insurance	6.1%
Retail Stores	5.9%
Investment Management	5.8%
Commercial Services	5.4%
Property & Casualty Insurance	4.8%
Diversified Health Care	4.4%
Banking	4.4%
Health Care Equipment/Devices	4.2%
Semiconductors	4.2%
Transportation	4.1%
Media	4.0%
Insurance Agency	3.9%
Hazardous Waste Disposal	3.8%
Diversified Manufacturing	2.6%
Oil & Gas Exploration	2.1%
Other	3.4%
Money Market Fund	10.1%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that ( Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

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FAM Equity-Income Fund - Expense Data (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (7/1/2010 to 12/31/2010).

Actual Expenses
Lines (A) and (B) of the following table provide information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
Lines (C) and (D) of the following table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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FAM Equity-Income Fund - Expense Data (Unaudited)

SIX MONTHS ENDED December 31, 2010
		Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period

	Ongoing Costs Based on Actual Fund Return
A.	Investor Share Class	$1,000.00	$1,176.70	$ 7.68-
B.	Advisor Share Class	$1,000.00	$1,172.80	$13.14--

	Ongoing Costs Based on Hypothetical 5% Yearly Return
C.	Investor Share Class	$1,000.00	$1,017.94	$ 7.12-
D.	Advisor Share Class	$1,000.00	$1,012.90	$12.18--

-Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.40%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

--Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.40%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

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FAM Equity-Income Fund - Statement of Investments
December 31, 2010

	SHARES	VALUE
COMMON STOCKS (86.6%)
Banking (4.4%)
M&T Bank Corporation - bank holding company that provides commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	9,000	$ 783,450
NBT Bancorp, Inc. - provides commercial banking and financial services to individuals, corporations and municipalities in New York, Vermont and Pennsylvania	88,000	2,125,200
Westamerica Bancorporation - provides banking services to individual and corporate customers in northern and central California	17,000	942,990
		3,851,640
Commercial Services (5.4%)
McGrath RentCorp - modular building and electronic test equipment rentals, subsidiary classroom manufacturing	179,400	4,703,868

Consumer Staples (0.9%)
Flowers Foods, Inc. - produces and markets bakery products in the United States	30,000	807,300
Diversified Healthcare (4.4%)
Johnson & Johnson - manufactures and sells various products in the health care field	62,500	3,865,625

Diversified Manufacturing (2.6%)
General Electric Company - diversified industrial manufacturer	124,221	2,272,002

 See Notes to Financial Statements

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FAM Equity-Income Fund - Statement of Investments continued
December 31, 2010

	SHARES	VALUE
Electronic Equipment (0.2%)
Cognex Corporation - develops, manufactures and markets machine vision systems used to automate manufacturing processes	5,000	$ 147,100
Hazardous Waste Disposal (3.8%)
American Ecology Corporation . provides radioactive, pcb, hazardous and non-hazardous waste services to commercial and government customers	193,000	3,354,340

Health Care Distribution (1.1%)
Patterson Companies, Inc. - operates as a distributor serving dental, companion-pet veterinarian, and rehabilitation supply markets in the United States and Canada	30,000	918,900

Health Care Equipment/Devices (4.2%)
Stryker Corporation - operates a medical technology company offering Orthopedic Implants and MedSurg Equipment	69,000	3,705,300

Insurance Agency (3.9%)
Arthur J. Gallagher & Co. - provides insurance brokerage and risk manage- ment services to commerical, industrial, institutional, and governmental organizations	117,920	3,429,114

Investment Management (5.8%)
Federated Investors, Inc. - Class B - provides investment management products and services primarily to mutual funds	85,200	2,229,684
Franklin Resources, Inc. - provides investment management and fund administration services as well as retail-banking and consumer lending services	25,500	2,835,855 5,065,539
   See Notes to Financial Statements

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FAM Equity-Income Fund - Statement of Investments continued
December 31, 2010

	SHARES	VALUE
Life Insurance (2.8%)
Protective Life Corporation - individual and group life/health insurance and guaranteed investment contracts	93,219	$ 2,483,354

Machinery & Equipment (11.1%)
Donaldson Company, Inc. - designs, manufactures and sells filtration systems and replacement parts	88,800	5,175,264
IDEX Corporation - manufactures proprietary, highly engineered industrial products and pumps	115,205	4,506,820 9,682,084

Media (4.0%)
Meredith Corporation - magazine publishing and tv broadcasting	100,373	3,477,924

Mining and Construction Machinery (1.2%)
Joy Global, Inc. . manufactures and markets underground mining machinery and surface mining equipment for the extraction of coal and other minerals and ores	11,800	1,023,650

Oil and Gas Exploration (2.1%)
EOG Resources, Inc. . engages in the exploration, development, production and marketing of natural gas and crude oil	20,000	1,828,200

Property and Casualty Insurance (4.8%)
OneBeacon Insurance Group, Ltd. . commercial, personal and specialty insurance products	224,666	3,405,937

White Mountains Insurance Group, Ltd. - personal property and casualty, and reinsurance	2,302	772,551
		4,178,488
   See Notes to Financial Statements

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FAM Equity-Income Fund - Statement of Investments continued
December 31, 2010

	SHARES	VALUE
Publishing (9.7%)
Courier Corporation - manufactures and publishes specialty books, including Dover Publications	224,188	$ 3,479,398
John Wiley & Sons, Inc. - Class A - publisher of print and electronic products, specializing in scientific, technical professional and medical books and journals	111,650	5,051,046 8,530,444

Retail Stores (5.9%)
Ross Stores, Inc. - chain of off-price retail apparel and home accessories stores	81,641	5,163,793

Semiconductors (4.2%)
Xilinx, Inc. - worldwide leader of programmable logic solutions	126,414	3,663,478
Transportation (4.1%)
Forward Air Corporation - provides surface transportation and related logistics services to the deferred air freight market in North America	90,000	2,554,200
Heartland Express, Inc. - short-to medium-haul truckload carrier of general commodities	65,533	1,049,839
		3,604,039

Total Common Stocks (Cost $57,861,674)		$ 75,756,182
   See Notes to Financial Statements

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FAM Equity-Income Fund - Statement of Investments continued
December 31, 2010

	SHARES	VALUE
PREFERRED STOCKS (3.3%)
Banking (0.0%)
M&T Capital Trust - Preferred A - bank holding company that provides commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	800	$ 21,296

Life Insurance (3.3%)
Protective Life Corporation - Preferred D - individual and group life/health insurance and guaranteed investment contracts	116,107	2,894,547

Total Preferred Stocks (Cost $2,116,798)		$ 2,915,843

TEMPORARY INVESTMENTS (10.1%)
Money Market Fund (10.1%)
AIM Short Term Treasury Fund (0.04%)-	8,856,186	$ 8,856,186
Total Temporary Investments (Cost $8,856,186)		$ 8,856,186
Total Investments (Cost $68,834,658) (100%)		$ 87,528,211

-The rate shown represents the effective yield at 12/31/10.
 See Notes to Financial Statements

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FAM Equity-Income Fund
December 31, 2010

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investments in securities at value (Cost $68,834,658)	$87,528,211
Cash	15,703
Dividends and interest receivable	92,141
Receivable for fund shares sold	1,473
Total Assets	87,637,528
Liabilities
Payable for fund shares redeemed	45,146
Accrued investment advisory fee	69,903
Accrued shareholder servicing and administrative fees	10,853
Accrued expenses	61,866
Accrued distribution and service fees	448
Total Liabilities	188,216
Net Assets
Sources of Net Assets:
Net capital paid in on shares of beneficial interest	$69,645,264
Undistributed net investment income	9,248
Accumulated net realized losses	(898,753)
Net unrealized appreciation	18,693,553
Net Assets	$87,449,312
Net Asset Value, Offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $.001 par value) Investor Class Shares - based on net assets of $85,824,082 and 4,656,570 shares outstanding	$18.43
Advisor Class Shares - based on net assets of $1,625,230 and 88,936 shares outstanding(a)	$18.27

(a)A 1% redemption fee is imposed upon Advisor shares redeemed within the first
18 months of purchase. See Note 4 in the Notes to the Financial Statements.

 See Notes to Financial Statements

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FAM Equity-Income Fund
Year Ended December 31, 2010

STATEMENT OF OPERATIONS
INVESTMENT INCOME
Income
Dividends	$2,851,951
Interest	3,022
Total Investment Income	2,854,973

Expenses
Investment advisory fee (Note 2)	813,495
Administrative fee (Note 2)	69,147
Shareholder servicing and related expenses (Note 2)	56,242
Printing and mailing	13,062
Professional fees	43,087
Registration fees	38,401
Custodial fees	12,326
Trustees fees	57,682
Officers fees (Note 2)	38,175
Distribution and Service Fees - Advisor Class Shares (Note 2)	15,866
Other	7,794
Total Expenses	1,165,277
Less: Investment advisory fee waived (Note 2)	(12,569)
Expenses Paid Indirectly (Note 3)	(132)
Net Expenses	1,152,576
Net Investment Income	1,702,397

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,086,508
Net change in unrealized appreciation of investments	10,400,862
Net Realized and Unrealized Gain on Investments	11,487,370
NET INCREASE IN NET ASSETS FROM OPERATIONS	$13,189,767
 See Notes to Financial Statements

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FAM Equity-Income Fund
Years Ended December 31, 2010 and 2009

STATEMENTS OF CHANGES IN NET ASSETS
	2010	2009
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,702,397	$ 808,532
Net realized gain/(loss) on investments	1,086,508	(1,796,729)
Unrealized appreciation/depreciation of investments	10,400,862	14,587,819
Net Increase in Net Assets From Operations	13,189,767	13,599,622

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,684,387)	(811,568)
Advisor Class	(17,762)	(3,534)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 4)	(1,779,673)	(4,898,168)
Total Increase in Net Assets	9,707,945	7,886,352

NET ASSETS:
Beginning of Year	77,741,367	69,855,015
End of Year	87,449,312	$77,741,367
Undistributed net investment income	$ 9,248	$ 9,000
 See Notes to Financial Statements

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FAM Equity-Income Fund - Notes to Financial Statements

Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since April 1, 1996 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution and service fee expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America ("GAAP"), followed by the Fund in the preparation of its financial statements.

a) Valuation of Securities
Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in AIM Short Term Treasury Fund are valued at that fund's net asset value.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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FAM Equity-Income Fund - Notes to Financial Statements

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2010:

                    Valuation Inputs                                                   Investments in Securities
                Level 1 - Quoted prices         Common Stocks                $75,756,182
                                                              Preferred Stocks                $ 2,915,843
                                                              Temporary Investments      $ 8,856,186
                Level 2 - Other significant observable inputs                     $       -
                Level 3 - Significant unobservable inputs                           $       -
                Total                                                                                $87,528,211

During the year ended December 31, 2010 there were no Level 2 or 3 inputs used to value the Fund's net assets. Refer to the Statement of Investments to view securities segregated by industry type.

b) Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the year-ended December 31, 2010 management has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax expense in the current year. Based on the evaluation, management has determined that no liability for unrecognized tax expense is required. Tax years 2007 through present remain subject to examination by U.S. and New York taxing authorities. No examination of the Fund's tax filings is presently in progress.

c) Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d) Other
Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from

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FAM Equity-Income Fund - Notes to Financial Statements

underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates
Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2011 to 0.95% of the Fund's average daily net assets in excess of $1 billion. No such waiver was required for the year ended December 31, 2010. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor. The CCO is an officer of the Fund and compensated by the Fund in the amount of $38,175 as well as an officer of the Advisor and compensated additionally by the Advisor.

The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the year ended December 31, 2010 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.40% and 2.40% of the average daily net assets of the Investor Class and Advisor Class, respectively. Reimbursement was required for the year ended December 31, 2010 in the amount of $12,569 ($12,328 Investor Class and $241 Advisor Class).

FAM Shareholder Services, Inc. ("FSS"), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.33 per shareholder account. For the year ended December 31, 2010, shareholder servicing agent fees paid to FSS amounted to $56,242. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.085% on the first $750,000,000 of the Fund's average daily net assets, and 0.075% thereafter. For the year ended December 31, 2010, Fund administrative fees amounted to $69,147.

Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.

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FAM Equity-Income Fund - Notes to Financial Statements

Note 3. Indirect Expenses
The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest bearing custody account. For the year ended December 31, 2010, these arrangements reduced the Fund's custodian fees by $132.

Note 4. Shares of Beneficial Interest
At December 31, 2010 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the years ended December 31, 2010 and 2009, redemption fees amounted to $25 and $0, respectively. Transactions were as follows:

	YEAR ENDED 12/31/10		YEAR ENDED 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Investor Class	428,096	$7,285,344	324,747	$ 4,434,290
Advisor Class	471	8,150	1,197	16,176
Shares issued on
reinvestment of distributions
Investor Class	91,289	1,568,099	52,860	750,199
Advisor Class	963	16,387	240	3,344
Shares redeemed
Investor Class	(612,421)	(10,383,076)	(732,084)	(9,691,058)
Advisor Class	(16,238)	(274,577)	(31,133)	(411,119)
Net Decrease from Investor Class
Share Transactions	(93,036)	$(1,529,633)	(354,477)	$(4,506,569)
Net Decrease from Advisor Class
Share Transactions	(14,804)	$ (250,040)	(29,696)	$ (391,599)

Note 5. Investment Transactions
During the year ended December 31, 2010, purchases and sales of investment securities, other than short-term obligations were $9,978,213 and $15,935,771, respectively. The cost of securities for federal income tax purposes is the same as shown in the statement of investments.

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FAM Equity-Income Fund - Notes to Financial Statements

Note 6. Income Taxes and Distribution to Shareholders
The components of accumulated income/losses on a tax basis at December 31, 2010 were as follows:

Undistributed ordinary income	$ 9,248
Capital loss carry forward	$(898,753)

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes of $68,834,658, was as follows:

Unrealized appreciation	$21,799,324
Unrealized depreciation	(3,105,771)
Net unrealized appreciation	$18,693,553

The tax composition of dividends and distributions paid to shareholders for the years ended December 31, 2010 and 2009 were as follows:

	2010	2009
Ordinary income	$1,702,149	$815,102

As of December 31, 2010 the Fund had $898,753 in net capital loss carry forwards which are available to offset future realized gains, if any. To the extent the carry forward is used to offset future gains, the amount offset will not be distributed to shareholders. The capital loss carry forward of $898,753 expires in 2017.

Note 7. Line of Credit
FAM Equity-Income Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $15,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2011, when any advances are to be repaid. During the year ended December 31, 2010, no amounts were drawn from the available line.

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FAM Equity-Income Fund - Notes to Financial Statements

Note 8. Commitments and Contingencies
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, the Fund expects the risk of loss to be remote.

Note 9. New Accounting Pronouncement
In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures.

Note 10. Subsequent Events
Management has evaluated subsequent events through the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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FAM Equity-Income Fund - Notes to Financial Statements
Note 11. Financial Highlights

FAM EQUITY-INCOME FUND - INVESTOR CLASS SHARES
Per share information		Years Ended December 31,
(For a share outstanding throughout the year)	2010	2009	2008	2007	2006
Net asset value, beginning of year	$16.02	$13.34	$19.09	$21.61	$21.52
Income/Loss from investment operations:
Net investment income-	0.36	0.17	0.23	0.20	0.12
Net realized and unrealized gain (loss) on investments	2.41	2.68	(5.73)	(0.97)	1.30
Total from investment operations	2.77	2.85	(5.50)	(0.77)	1.42
Less distributions:
Dividends from net investment income	(0.36)	(0.17)	(0.23)	(0.20)	(0.16)
Distributions from net realized gains	-	-	--	(1.55)	(1.17)
Return of capital	-	-	(0.02)	-	-
Total distributions	(0.36)	(0.17)	(0.25)	(1.75)	(1.33)
Change in net asset value for the year	2.41	2.68	(5.75)	(2.52)	0.09
Net asset value, end of year	$18.43	$16.02	$13.34	$19.09	$21.61
Total Return	17.47%	21.43%	(29.04)%	(3.64)%	6.57%

Ratios/supplemental data
Net assets, end of year (000)	$85,824	$76,096	$68,096	$112,472	$142,546

Ratios to average net assets of:
Before waivers:
Expenses	1.41%	1.47%	1.41%	1.32%	1.28%
Net investment income	2.10%	1.11%	1.33%	0.88%	0.55%
After waivers:
Expenses	1.40%	1.40%	1.40%	1.32%	1.28%
Net investment income	2.11%	1.18%	1.34%	0.88%	0.55%
Portfolio turnover rate	13.38%	10.51%	17.58%	16.16%	19.01%

-Based on average shares outstanding.
-Per share amount is less than $0.005.

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FAM Equity-Income Fund - Notes to Financial Statements

Note 11. Financial Highlights (continued)

FAM EQUITY-INCOME FUND - ADVISOR CLASS SHARES
Per share information		Years Ended December 31,
(For a share outstanding throughout the year)	2010	2009	2008	2007	2006
Net asset value, beginning of year	$15.86	$13.18	$18.86	$21.39	$21.33
Income/Loss from investment operations:
Net investment income/(loss)-	0.19	0.03	0.06	(0.03)	(0.10)
Net realized and unrealized gain (loss) on investments	2.41	2.68	(5.74)	(0.95)	1.33
Total from investment operations	2.60	2.71	(5.68)	(0.98)	1.23
Less distributions:
Dividends from net investment income	(0.19)	(0.03)	-	-	-
Distributions from net realized gains	-	-	-	(1.55)	(1.17)
Total distributions	(0.19)	(0.03)	-	(1.55)	(1.17)
Change in net asset value for the year	2.41	2.68	(5.68)	(2.53)	0.06
Net asset value, end of year	$18.27	$15.86	$13.18	$18.86	$21.39
Total Return	16.50%	20.61%	(30.12)%	(4.58)%	5.73%

Ratios/supplemental data
Net assets, end of year (000)	$1,625	$1,646	$1,759	$3,346	$3,921

Ratios to average net assets of:
Before waivers:
Expenses	2.41%	2.47%	2.41%	2.32%	2.28%
Net investment income/(loss)	1.10%	0.11%	0.33%	(0.12)%	(0.45)%
After waivers:
Expenses	2.40%	2.40%	2.40%	2.32%	2.28%
Net investment income/(loss)	1.11%	0.18%	0.34%	(0.12)%	(0.45)%
Portfolio turnover rate	13.38%	10.51%	17.58%	16.16%	19.01%

-Based on average shares outstanding.

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FAM Equity-Income Fund -
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fenimore Asset Management Trust and Shareholders of FAM Equity-Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of FAM Equity-Income Fund, a series of shares of beneficial interest of Fenimore Asset Management Trust, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006 have been audited by other auditors, whose report dated February 1, 2007, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FAM Equity-Income Fund, as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 15, 2011

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FAM Equity-Income Fund (Unaudited)

Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreements (the "Agreements") with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to renew the Agreements between the Funds and the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board's consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board engaged in a thorough review process to determine whether or not to continue the Agreements with the Advisor. After receiving the materials they had requested to assist them with their review, the Board had a preliminary meeting by conference call on November 12, 2010, with representatives of the Advisor in order to discuss the proposed continuation of the Agreements and to review the materials that had been presented. The Board then requested certain additional information which the Advisor provided and the Board also met separately on November 17, 2010 and then with representatives of the Advisor on two occasions on November 17 and 18, 2010 prior to their required in-person meeting in order to further consider and discuss the proposed continuation of the Agreements.

The Board then met to consider the continuation of the Agreements at an in-person meeting of the Board held on November 18, 2010. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from

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FAM Equity-Income Fund  (Unaudited)

time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management's stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on "value investing" which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as "growth investing." The Board also took into consideration the Advisor's stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it was beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that the Advisor has been able to achieve favorable long-term performance results for the Funds and when performance is adjusted for risk, it shows even more favorable results.

The Board also took note of the long-term relationship between the Advisor and the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of the Funds since the inception of each of the Funds. In connection with this, the Board took note of the fact that Thomas Putnam, the Chairman and founder of the Advisor and the co-manager of each of the Funds, has been advising each of the Funds since their inception, during which time the Funds have experienced favorable long-term investment results on a comparative basis. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds and their portfolios.

In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services noting that they were of a high caliber. The Board considered that the Funds receive administrative and accounting services from an affiliate of the Advisor, FAM Shareholder Services, Inc. ("FSS"), and the Board reviewed the fees paid to FSS and the services provided to the Funds and their shareholders by FSS during the past year and determined that the fees were fair and reasonable and that the services provided are useful and beneficial to the ongoing operations of the Funds given that the services provided by FSS are separate and distinct services apart from the investment advisory services provided to the Funds by the Advisor. The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., ("FSI"), and the Board reviewed the distribution related services provided by FSI, the distribution fees

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FAM Equity-Income Fund (Unaudited)

 received by FSI in connection with its distribution of the Advisor Class of shares of the Funds, and they determined that the fees were fair and reasonable and that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds.

The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board also took note of the fact that the Advisor bears the costs associated with the Funds' participation in various "mutual fund supermarket" programs out of its own resources, noting that this is beneficial to the Funds because it allows them to be held by a wide array of shareholders in a convenient manner. The Board also considered the extent to which the Advisor uses its own resources to support sales and marketing efforts on behalf of the Funds. In reviewing the profitability of the Advisor relating to its management of the Funds, the Board reviewed the level of profitability taking into consideration these various marketing expenses that are borne directly by the Advisor and they considered the level of profitability both before and after the impact of these marketing costs.

The Board reviewed the Advisor's brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that the Advisor does not have any express arrangements in place with respect to "soft dollar" arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services. With respect to the Advisor's brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

The Board also considered information regarding the fees that the Advisor charges other clients, including privately managed accounts and a privately offered investment fund, for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds' fees were reasonable when compared to the relevant circumstances of the types of accounts involved.

In connection with the Board's consideration of the ways in which economies of scale are reflected with respect to the Agreements, the Board took note of the fact that the Advisor has, since January 1, 2005, maintained voluntary expense limitation arrangements with the Funds pursuant to which the investment advisory fees payable to the Advisor by each of the Funds is reduced on assets in excess of $1 billion from the stated contractual rate of 1.00% of the average daily net assets of each respective Fund to 0.95% of the average daily net

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FAM Equity-Income Fund  (Unaudited)

assets of those assets in each Fund in excess of $1 billion, and it was further noted by the Board that the Advisor had agreed to extend the term of the voluntary expense limitation agreements for the one-year period from January 1, 2010 through December 31, 2010. This limitation on the amount of the investment advisory fees payable under the Agreements is in addition to the contractual arrangement in place with respect to each of the Funds pursuant to which the Advisor has previously agreed to limit the total operating expenses of each class of shares of the Funds and is reviewed by the Board each year in connection with the further continuation of the Agreements. The Board discussed with the Advisor the nature and extent of the current expense limitation arrangements that are applicable to the Funds and it was determined that it was advisable to continue to maintain these expense limitation arrangements at their current levels.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long-term basis, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds, as well as the Advisor's willingness to enter into agreements to reduce the overall operating expenses of the Funds and the investment advisory fees payable by the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds and the investment advisory fees payable by the Funds as considered and approved at the meeting.

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FAM Funds - Information About Trustees and Officers (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds ' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.

Independent Trustees--

Name, Address, and Age	Position(s) Held With Fund and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex - Overseen by Trustee	Other Directorships Held by Trustee
Fred "Chico"Lager 384 North Grand Street Cobleskill, NY 12043 Age: 56	Trustee Since 1996	Business Consultant; Retired President and Chief Executive Officer of Ben & Jerry 's Homemade, Inc.	2	N/A
C. Richard Pogue 384 North Grand Street Cobleskill, NY 12043 Age: 74	Trustee Since 2000	Retired Executive Vice President, Investment Comapnay Institute	2	N/A
John J. McCormack, Jr. 384 North Grand Street Cobleskill, NY 12043 Age: 66	Trustee Since 2004 Chairmand since March 2007	Retired Executive Vice President, Investment Company Institue	2	N/A
Barbara V. Weidlich 384 North Grand Street Cobleskill, NY 12043 Age: 66	Trustee Since 2004	Retired President, National Investment Company Service Association; Manageing Director - DEXIA BIL Fund Services, Dublin, Ireland	2	N/A
Kevin J. McCoy, CPA 384 North Grand Street Cobleskill, NY 12043 Age: 58	Trustee Since March 2007	Principal, Marvin and Comnpany, P.C., certified public accounting firm	2	N/A
Paul Keller, CPA 384 North Grand Street Cobleskill, NY 12043 Age: 56	Trustee since August 2010	Retired Assurance Partner, PricewaterhouseCoopers, LLP Investment Management Services Group	2	None

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FAM Funds - Information About Trustees and Officers continued (Unaudited)

Interested Trustees and Officers---

Name, Address, and Age	Position(s) Held With Fund and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex - Overseen by Trustee	Other Directorships Held by Trustee
Thomas O. Putnam---- 384 North Grand Street Cobleskill, NY 12043 Age: 66	President since 1986; Chairman from 1986 - November 2004	Chairman, Fenimore Asset Management, Inc.	2	None
Joseph A. Bucci 384 North Grand Street Cobleskill, NY 12043 Age: 57	Secretary and Treasurer Since 2000	Chief Financial Officer, Fenimore Asset Management, Inc.	N/A	N/A
Charles Richter, Esq. 384 North Grand Street Cobleskill, NY 12043 Age: 54	Chief Compliance Officer and Anti-Money laundering Compliance Officer since 2005	March 2005 to Present, Chief Compliance Officer, Fenimore Asset Management Trust. November 2004 to Present, Chief Compliance Officer, Fenimore Asset Management, Inc., Fenimore Securities, Inc.	N/A	N/A

- "Fund Complex" includes the two series of the Trust, FAM Value Fund and FAM Equity-Income Fund.
--The "Independent Trustees" are those Trustees that are not considered "interested persons" of the Trust, as that term is defined in the 1940 Act.
---Mr. Putnam, by virtue of his employment with Fenimore Asset Management, Inc., the Trust 's investment adviser, is considered an "interested person" of the Trust.
----Mr. Putnam was Chairman of the Board through October 2004.

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FAM Funds - Definition of Terms

Earnings Growth Rate. The earnings growth rate is the annual average rate of growth in earnings over the past five years for the stocks currently in a portfolio.

Expense Ratio. The expense ratio is the percentage of a portfolio 's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Median Market Cap. The median market cap is the midpoint of market capitalization (market price times shares outstanding) of stocks in a portfolio.
Number of Stocks. This is an indication of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.
Price/Book Ratio. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio (P/E). We would like to take this opportunity to review one fundamental concept, P/E, which, if not properly understood, can lead to some confusion. This measure is included to give investors an idea of how much is being paid for a company 's earning power, and thereby, to assist in evaluating a portfolio 's risk. Typically, the higher the P/E, the more investors are paying and the more growth they are expecting. Lower P/E stocks tend to be in lower-growth industries, in stock groups that have fallen out of favor, or in mature companies that have long records of earnings stability.

If you look at Morningstar, Lipper or Value Line mutual fund data, you will most likely encounter P/E ratios that differ perhaps from each other, as well as from the one that we have included in this report. The major reasons for discrepancies are two-fold. One reason is that reporting services use unadjusted data that is obtained from filed annual reports, 10Ks, 10Qs and quarterly reports; as such, this data is historically based, and does include current year estimates. Some of this information may also come from Standard and Poor 's and Comstock. While these databases are good sources for raw statistics, we have observed that they do not carry all the data that is necessary to record every relevant element that factors into operating earnings.

Additionally, we make adjustments to operating earnings to eliminate one time events (if they are truly one time!). For example, we would eliminate the gain or loss on an investment that was sold if it is obvious that the likelihood of this recurring is remote. We also eliminate negative P/Es and P/Es of companies where valuation has little to do with the company 's reported earnings and most to do with asset growth, i.e. Berkshire Hathaway. We believe that this methodology is more representative of the relevant fundamentals of the P/E for the FAM Value Fund and the FAM Equity-Income Fund and provides you with a better understanding of what you own.

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FAM Funds - Definition of Terms continued

Return on Equity. The rate of return generated by a company during the past year for each dollar or shareholder 's equity (net income for the year divided by shareholder 's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

Turnover Rate. Indicates the trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which may be taxable to investors).

Yield. This is the portfolio 's income from interest and dividends. The yield, expressed as a percentage of a portfolio 's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

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FAM Funds - Supplemental Information

Statement Regarding Availability of Proxy Voting Policies and Procedures. Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Securities and Exchange Commission 's website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record. Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Fund 's Website at http://famfunds.com (ii) and on the Securities and Exchange Commission 's website at

SPECIAL 2010 TAX INFORMATION (UNAUDITED) FOR FAM FUNDS
This information for the fiscal year ended December 31, 2010, is included pursuant to provisions of the Internal Revenue Code.
The Value Fund distributed $9,545,352, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
The Equity-Income Fund distributed $0, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For Value Fund taxable non-corporate shareholders, 100% of the Fund 's income represents qualified dividend income subject to the 15% rate category.
For Equity-Income Fund taxable non-corporate shareholders, 100% of the Fund 's income represents qualified dividend income subject to the 15% rate category.

For Value Fund corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

For Equity-Income Fund corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Investment Advisor

Fenimore Asset
Management, Inc.
Cobleskill, NY

Custodian
U.S. Bank, N.A.
Cincinnati, OH

Independent Registered
Public Accounting Firm
BBD, LLP
Philadelphia, PA

Trustees

Paul Keller, CPA
Fred "Chico" Lager
John J. McCormack, Jr.,
Independent Chairman
Kevin J. McCoy, CPA
C. Richard Pogue
Thomas O. Putnam
Barbara V. Weidlich

Legal Counsel
Dechert, LLP
Washington, DC

Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY

Distributor
Fenimore Securities, Inc.
Cobleskill, NY

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

INVESTMENTS CRAFTED FOR LASTING VALUE

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has undertaken in this report filed on Form N-CSR to provide to any person without charge, upon request by calling 1-(800)932-3271, a copy of such code of ethics.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Paul A. Keller, Fred Lager and Kevin J. McCoy are each an "audit committee financial expert" and are "independent", as these terms are defined in this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees 2010 - $69,500; Audit Fees 2009 - $69,500

(b) Audit-Related Fees - None.

(c) Tax Fees 2010 - $10,000; Tax Fees 2009 - $10,000; - Tax Preparation Expenses

(d) All Other Fees - 2010 - None; 2009 - None-

(e)(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by BBD,LLP must be pre-approved by the audit committee. All services performed during 2010 and 2009 were pre-approved by the committee.

(e)(2) 100 percent.

(f) Not applicable.

(g) The aggregate fees paid to BBD,LLP for professional services to Registrant's affiliated broker-dealer for 2010 were $12,000 and for 2009 were $12,000 respectively.The aggregate fees paid to BBD,LLP for professional services to Registrant's affiliated Private Offering-Limited Liability Company for 2010 were $18,000 and for 2009 were $18,000 respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Schedule of Investments

This Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

                                                                                                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                                                Fenimore Asset Management Trust
By (Signature and Title)*                                           /s/ Thomas O. Putnam
                                                                                 ---------------------------
                                                                                  Thomas O. Putnam, President

Date February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                                            /s/ Thomas O. Putnam
                                                                                 ---------------------------
                                                                                 Thomas O. Putnam, President

Date February 25, 2011

By (Signature and Title)*                                           /s/ Joseph A. Bucci
                                                                                 --------------------------
                                                                                  Joseph A. Bucci, Secretary/Treasurer

Date February 25, 2011

* Print the name and title of each signing officer under his or her signature.